UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 16, 2005

Portrait Corporation of America, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-8550	57-1208051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Matthews-Mint Hill Road, Matthews, North Carolina	28105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 847-8011

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁪ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the intended resignation of Barry Feld from his position as Chairman, Chief Executive Officer and President of Portrait Corporation of America, Inc. (the “Company”), on September 16, 2005, Mr. Feld and the Company entered into a letter agreement that sets forth certain terms regarding his resignation. A copy of the letter agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 16, 2005, the Company and Barry Feld issued a press release jointly announcing that Mr. Feld intends to resign from his position as Chairman, Chief Executive Officer and President of the Company. Mr. Feld stated that he intends to retain his current titles while the Company undertakes a search for his successor, a process which will commence promptly. A copy of the press release is attached hereto as Exhibit 99.1.

On September 22, 2005, the Company issued a press release announcing that Don Norsworthy, Executive Vice President and Chief Financial Officer of the Company had resigned from his position effective September 21, 2005. William J. Billiard (“Jody"), existing Senior Vice President and Corporate Controller of the Company, has been named interim Chief Financial Officer, effective immediately. A copy of the press release is attached hereto as Exhibit 99.2.

Mr. Billiard joined the Company as Senior Vice President, Corporate Controller in August 2001. From August 2000 to August 2001, Mr. Billiard served as Vice President and Chief Financial Officer of Tailored Management, Inc. From September 1995 to August 2000, he served in a number of senior financial positions with WorldTravel BTI companies, including Senior Vice President of Finance and Treasurer of TRX, Inc. and Controller of the 1996 Olympic Games Travel Network. He also was an accountant with Deloitte & Touche LLP, serving most recently as a Senior Auditor. Mr. Billiard received an Accounting degree from Pittsburg State University, graduating Summa Cum Laude, completed a Rotary Graduate Fellowship at the University of Tasmania (Australia), and has been a Certified Public Accountant since 1988. Mr. Billiard is 39 years old.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1	Letter Agreement, dated September 16, 2005, between Barry Feld and the Company.
99.1	Press release issued on September 16, 2005.
99.2	Press release issued on September 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTRAIT CORPORATION OF AMERICA, INC.

Date: September 22, 2005	By: /s/ Barry J. Feld
Barry J. Feld
President, Chief Executive Officer, and Chairman of the Board

EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION

10.1	Letter Agreement, dated September 16, 2005, between Barry Feld and the Company.
99.1	Press release issued on September 16, 2005.
99.2	Press release issued on September 22, 2005.